SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 19, 2002

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                     0-30130              06-1481060
  (State or other jurisdiction of   (Commission file number)  (I.R.S. employer
    incorporation or organization)                           identification no.)


            7 Commerce Drive
           Danbury, Connecticut                                  06810
 (Address of principal executive offices)                      (Zip code)




       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4



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

Item 5.     Other Events.

      On February 19, 2002, ATMI, Inc., a Delaware corporation, issued a press release announcing the effectiveness of the registration statement for its 5.25% Convertible Subordinated Notes Due 2006. A copy of ATMI's press release is attached hereto as Exhibit 99.1.


Item 7.     Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated February 19, 2002, entitled "ATMI Announces Effectiveness Of The Registration Statement For Its 5.25% Convertible Subordinated Notes Due 2006"



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2002

                                       ATMI, INC.


                                       By: /s/ Eugene G. Banucci
                                          -----------------------------------
                                          Eugene G. Banucci, Ph.D.
                                          Chief Executive  Officer,  Chairman
                                          of the Board and Director



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